UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2020

10x Genomics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39035	45-5614458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6230 Stoneridge Mall Road

Pleasanton, California 94588

(925) 401-7300

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	TXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On April 9, 2020, 10x Genomics, Inc. (the “Company”) issued a press release (the “Press Release”) announcing preliminary revenue results for the fiscal quarter ended March 31, 2020. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

The Press Release also discusses certain measures the Company is taking in response to the COVID-19 pandemic as well as the potential impact of the COVID-19 pandemic on the Company’s operations and announces that the Company is withdrawing its previously announced annual revenue guidance for 2020.

The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward Looking Statements

The statements contained in this Current Report on Form 8-K and the press release furnished as an exhibit to this report may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology. These forward-looking statements include statements regarding 10x Genomics, Inc.’s expectations regarding its preliminary revenue estimates for the quarter ended March 31, 2020, the company’s ability to meet its anticipated cash needs for the foreseeable future and the potential impact of the COVID-19 outbreak on the company’s business operations, financial performance and results of operations, which involve risks and uncertainties that could cause 10x Genomics, Inc.’s actual results to differ materially from the anticipated results and expectations expressed in these forward-looking statements. These statements are based on management’s current expectations, forecasts, beliefs, assumptions and information currently available to management, and actual outcomes and results could differ materially from these statements due to a number of factors. These and additional risks and uncertainties that could affect 10x Genomics, Inc.’s financial and operating results and cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K and the press release furnished as an exhibit to this report include those discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the documents 10x Genomics, Inc. files with the Securities and Exchange Commission from time to time. The forward-looking statements in this Current Report on Form 8-K and the press release furnished as an exhibit to this report are based on information available to 10x Genomics, Inc. as of the date hereof, and 10x Genomics, Inc. disclaims any obligation to update any forward-looking statements provided to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing 10x Genomics, Inc.’s views as of any date subsequent to the date of this Current Report on Form 8-K and the press release furnished as an exhibit to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

99.1	Press Release, dated April 9, 2020.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

10x Genomics, Inc.

By:	/s/ Eric S. Whitaker
Name:	Eric S. Whitaker
Title:	General Counsel

Date: April 9, 2020